                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 26, 2001

                               CVEO Corporation
                (Exact name of registrant specified in Charter)

          Delaware                       1-13430                 04-1419731
----------------------------          -------------        --------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)


  One Fordham Road, North Reading, MA                               01864
-------------------------------------------------------------------------------
(Address of principal executive offices)                           Zip Code


Registrant's telephone, including area code:    978.664.1100
                                             ------------------

-------------------------------------------------------------------------------
        (Former name and former address, if changed since last report)

ITEM 5.    OTHER EVENTS

     Pursuant to Bankruptcy Rule 2015, on April 26, 2001 CVEO Corporation (the "Company"), formerly named Converse Inc., filed its monthly operating report covering the period February 25, 2001 to March 31, 2001 with the United States Bankruptcy Court for the District of Delaware.

     Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

     o Schedule of Cash Receipts and Disbursements January 22, 2001 to March 31, 2001

     o  Consolidated Balance Sheet as of January 27, 2001

     o  Consolidated Income Statement for the month of January 2001.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits
           --------

     99.1  Financial Information

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Reading, Massachusetts on May 8, 2001.

                                         CVEO CORPORATION


                                         By: /s/ James E. Lawlor
                                             -------------------
                                             James E. Lawlor
                                             Senior Vice President and
                                             Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit                                                                   Page
-------                                                                   ----
 99.1       Financial Information                                           4

                                       3